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                              GENERAL INFORMATION


OFFICERS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE
COMPANY (FAFLIC)

John F. O'Brien, President and CEO
Richard M. Reilly, Senior Vice President
Edward J. Parry III, Vice President and CFO
John P. Kavanaugh, Vice President and Chief Investment Officer
Mark C. McGivney, Vice President and Treasurer
Mark A. Hug, Vice President
Charles F. Cronin, Secretary and Counsel

INVESTMENT ADVISERS
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

   INVESTMENT SUB-ADVISERS
   Allmerica Asset Management, Inc.
   440 Lincoln Street, Worcester, MA 01653
     Equity Index Fund
     Government Bond Fund
     Money Market Fund
     Select Investment Grade Income Fund

   Bank of Ireland Asset Management (U.S.) Ltd.
   26 Fitzwilliam Place, Dublin 2, Ireland
   75 Holly Hill Lane, Greenwich, CT 06830
     Select International Equity Fund

   Goldman Sachs Asset Management
   32 Old Slip, New York, NY 10005
     Core Equity Fund (Co-Sub-Adviser)

   Jennison Associates LLC
   466 Lexington Street, New York, NY 10017
     Select Aggressive Growth Fund (Co-Sub-Adviser)

   Massachusetts Financial Services Company
   500 Boylston Street, Boston, MA 02116
     Select Aggressive Growth Fund (Co-Sub-Adviser)

   UBS Global Asset Management (Americas) Inc.
   209 South LaSalle Street, Chicago, IL 60604
     Core Equity Fund (Co-Sub-Adviser)


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                            PERFORMANCE DISCLOSURE

ALLMERICA IRA

Average Annual Total Returns as of 6/30/02

Total returns for the fund options shown in this report do not reflect fees charged on the separate account level. Refer to the disclosure of the specific product for such fee information.

For more information about the performance of the underlying funds, see the Performance Reviews that follow.





Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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Annual Reports dated June 30, 2002, of certain underlying funds are incorporated herein by reference as the reports sent to contract owners of the First
Allmerica Financial Life Insurance Company, Separate Account I (File No. 811-6666), under Section 30b-2 of the Investment Company Act of 1940.

Incorporated by reference herein are certain series of Allmerica Investment Trust filed on Form N-30D on August 21, 2002. Accession number
0000927016-02-004243.